Exhibit 25

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ---------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

         Check if an application to determine eligibility of a Trustee pursuant to Section 305 (b)(2) ____

                            ------------------------

                                 CITIBANK, N.A.
              (Exact name of trustee as specified in its charter)

                                                          13-5266470
                                                          (I.R.S. employer
                                                          identification no.)

399 Park Avenue, New York, New York                       10043
(Address of principal executive office)                   (Zip Code)
                            -----------------------

                         TEXAS INSTRUMENTS INCORPORATED
              (Exact name of obligor as specified in its charter)

Delaware                                                  75-0289970
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

8505 Forest Lane
P.O. Box 660199
Dallas, Texas                                             75266-0199
(Address of principal executive offices)                  (Zip Code)

                           -------------------------

                                Debt Securities
                      (Title of the indenture securities)


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1)   Texas Instruments Incorporated 6.875% Notes due 07/15/2000
2)   Texas Instruments Incorporated 7.000% Senior Exchange Notes due 08/15/2004


Item 1.  General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Name                                        Address
          ----                                        -------
          Comptroller of the Currency                 Washington, D.C.

          Federal Reserve Bank of New York            New York, NY
          33 Liberty Street
          New York, NY

          Federal Deposit Insurance Corporation       Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.  Affiliations with Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16. List of Exhibits.

          List below all exhibits filed as a part of this Statement of Eligibility.

          Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as exhibits hereto.

          Exhibit 1 - Copy of Articles of Association of the Trustee, as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 2-79983)

          Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577).

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          Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

          Exhibit 4 - Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to Registration Statement No. 33-34988)

          Exhibit 5 - Not applicable.

          Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227.)

          Exhibit 7 - Copy of the latest Report of Condition of Citibank, N.A. (as of September 30, 1999 - attached)

          Exhibit 8 - Not applicable.

          Exhibit 9 - Not applicable.









                              ------------------

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 16th day of December, 1999.


                                CITIBANK, N.A.

                                By: /s/ Cindy Tsang
                                   -----------------------------------
                                   Cindy Tsang
                                   Assistant Vice President


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